CITY NATIONAL ROCHDALE FUNDS

CITY NATIONAL ROCHDALE GOVERNMENT MONEY MARKET FUND Servicing Class (CNIXX) Class N (CNGXX) Class S (CNFXX)	CITY NATIONAL ROCHDALE INTERMEDIATE FIXED INCOME FUND Institutional Class (CNIRX) Class N (RIMCX)

CITY NATIONAL ROCHDALE GOVERNMENT BOND FUND Institutional Class (CNIGX) Servicing Class (CNBIX) Class N (CGBAX)	CITY NATIONAL ROCHDALE FIXED INCOME OPPORTUNITIES FUND Class N (RIMOX)

CITY NATIONAL ROCHDALE CORPORATE BOND FUND Servicing Class (CNCIX) Class N (CCBAX)	CITY NATIONAL ROCHDALE EQUITY INCOME FUND Class N (RIMHX)

CITY NATIONAL ROCHDALE CALIFORNIA TAX EXEMPT BOND FUND Servicing Class (CNTIX) Class N (CCTEX)	CITY NATIONAL ROCHDALE U.S. CORE EQUITY FUND Institutional Class (CNRUX) Servicing Class (CNRVX) Class N (CNRWX)

CITY NATIONAL ROCHDALE MUNICIPAL HIGH INCOME FUND Servicing Class (CNRMX) Class N (CNRNX)

(each, a "Fund" and together, the "Funds")

Supplement dated May 26, 2022, to the

Statutory Prospectus dated January 31, 2022

Effective immediately, the "Market Risk" in the "More About the Funds' Risks" section of the Statutory Prospectus is deleted in its entirety and replaced with the following:

Market Risk (All Funds) – The market price of a security may move up and down, sometimes rapidly and unpredictably, due to general market conditions such as overall economic trends or events, government actions, market disruptions caused by trade disputes or other factors, political and geopolitical factors, adverse investor sentiment, or local, regional or global events such as wars, epidemics, pandemics or other public health issues. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. The value of a Fund's investments may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets.

Additional Market Disruption. Russia's invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia's military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not a Fund invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of a Fund's investments.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.